Exhibit 99.4

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING OCTOBER 31, 2003

Below please find the summary of disbursements by debtor, as referenced in the October 31, 2003 letter:

Name of Debtor	Case No.	Oct-03 Disbursments
divine, inc.	03-11472	$1,612,925.09
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—

Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—
Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—
divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	11-25-03		DEBTOR (S)-IN-POSSESSION
By:
/s/ Jude Sullivan
(Signature)
		Name & Title:	Jude Sullivan
(Print or type)
SVP - General Counsel
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-7500

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

October 31, 2003

Breakout of October Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
ADP		Wire	10/10/03	68.00	68.00
ADP		Wire	10/24/03	68.00	68.00
ADP		Wire	10/31/03	17.00	17.00
ADP, INC.	61398	Check	10/7/03	177.72	177.72
ADP, INC.	61412	Check	10/22/03	178.23	178.23
Ashley Buchanan	61413	Check	10/22/03	250.03	250.03
Bell Boyd & Lloyd		Wire	10/1/03	165,765.24	165,765.24
Brenda L. Cheuvront	61399	Check	10/7/03	2,900.00	2,900.00
Brenda L. Cheuvront	61414	Check	10/22/03	1,700.00	1,700.00
Brenda L. Cheuvront	61430	Check	10/31/03	2,175.91	2,175.91
Casas Benjamin & White		Wire	10/27/03	60,304.24	60,304.24
Casas Benjamin & White		Wire	10/1/03	117,528.20	117,528.20
Centrum GS LTD	61397	Check	10/2/03	64,218.00	64,218.00
Cigna		Wire	10/1/03	1,688.71	1,688.71
Cigna		Wire	10/15/03	1,688.71	1,688.71
Federal Companies	61400	Check	10/7/03	425.00	425.00
Fedex	61401	Check	10/7/03	204.95	204.95
Fedex	61415	Check	10/22/03	112.67	112.67
Fedex	61431	Check	10/31/03	212.65	212.65
Fidelity Investments	61432	Check	10/31/03	1,900.00	1,900.00
Garth Ingram	61433	Check	10/31/03	653.40	653.40
Goodmans LLP		Wire	10/27/03	4,459.09	4,459.09
Goodmans LLP		Wire	10/1/03	9,947.71	9,947.71
Iron Mountain (27128)	61416	Check	10/22/03	1,021.68	1,021.68
James Pieper	61417	Check	10/22/03	2,326.13	2,326.13
Jenner & Block		Wire	10/27/03	14,710.50	14,710.50
Jenner & Block		Wire	10/1/03	3,156.41	3,156.41
Jude Sullivan	61402	Check	10/7/03	1,296.64	1,296.64
Jude Sullivan	61418	Check	10/22/03	930.27	930.27
Jude Sullivan	61434	Check	10/31/03	110.50	110.50
Karla Hernandez	61435	Check	10/31/03	190.00	190.00
Kenneth Hansen	61419	Check	10/22/03	151.61	151.61
Kenneth Hansen	61436	Check	10/31/03	272.00	272.00
LaSalle Trust		Wire	10/14/03	2,502.80	2,502.80
Latham and Watkins		Wire	10/27/03	57,783.11	57,783.11
Latham and Watkins		Wire	10/1/03	157,170.80	157,170.80
Mack & Parker, Inc.	61403	Check	10/7/03	20,696.32	20,696.32
McDonald Investment		Wire	10/27/03	53,528.92	53,528.92
McDonald Investment		Wire	10/1/03	44,778.47	44,778.47
MCI Worldcom (96022)	61437	Check	10/31/03	6,585.57	6,585.57
Melissa Lewis (Jacobazzi)	61404	Check	10/7/03	5,600.00	5,600.00
Melissa Lewis (Jacobazzi)	61420	Check	10/22/03	1,750.00	1,750.00
Melissa Lewis (Jacobazzi)	61438	Check	10/31/03	1,200.00	1,200.00
Michael Cullinane	61405	Check	10/7/03	110.58	110.58
Michael Moore	61421	Check	10/22/03	425.00	425.00
Michael Terni	61422	Check	10/22/03	555.26	555.26
Mintz Levin		Wire	10/28/03	143,420.36	143,420.36
Mintz Levin		Wire	10/1/03	81,165.91	81,165.91
Pacific Retirement Plans, Inc.	61406	Check	10/7/03	80.00	80.00
Patricia Graff	61407	Check	10/7/03	311.18	311.18
Patricia Graff	61423	Check	10/22/03	1,155.09	1,155.09
Patricia Graff	61439	Check	10/31/03	561.20	561.20
Payroll - 10/15		Wire	10/15/03	152,778.48	152,778.48
Payroll - 10/31		Wire	10/30/03	75,180.10	75,180.10
Pickens Kane	61424	Check	10/22/03	5,808.00	5,808.00
Riley & Esher		Wire	10/28/03	26,180.00	26,180.00
Riley & Esher		Wire	10/1/03	7,771.50	7,771.50
Robert Summers	61425	Check	10/22/03	104.23	104.23
Robert Summers	61440	Check	10/31/03	186.72	186.72
SBC	61426	Check	10/22/03	647.46	647.46
Simon, Warner & Dolby L.L.P.		Wire	10/27/03	108,970.29	108,970.29
Simon, Warner & Dolby L.L.P.		Wire	10/1/03	56,028.55	56,028.55
Sprint	61441	Check	10/31/03	2,687.39	2,687.39
Sprint Communications Co., LP	61445	Check	10/31/03	16,045.00	16,045.00
Sterling Corporation	61427	Check	10/22/03	496.00	496.00
Transwestern		Wire	10/27/03	25,083.78	25,083.78
Transwestern		Wire	10/1/03	8,596.77	8,596.77
Trumbull Services LLC	61408	Check	10/7/03	13,085.91	13,085.91
Trumbull Services LLC	61428	Check	10/22/03	63,206.53	63,206.53
US Trustee	61409	Check	10/7/03	500.00	500.00
US Trustee	61443	Check	10/31/03	9,000.00	9,000.00
Vision Service Plan	61410	Check	10/7/03	217.54	217.54
William Blong	61429	Check	10/22/03	73.36	73.36
William Blong	61444	Check	10/31/03	87.71	87.71

				1,612,925.09	1,612,925.09	—	—

Breakout of October Receipts

			Breakout by Business Unit
Customer Name	Date of Payment	Receipt Amount	Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Arrowhead	31-Oct	9.23	9.23
Bell Boyd & Lloyd	31-Oct	19,289.37	19,289.37
Bell South	31-Oct	150.48	150.48
Comm. Of Mass.	31-Oct	1,125.30	1,125.30
Fleet Bank	31-Oct	1,536.32	1,536.32
Hewlitt Packard	31-Oct	10,696.33	10,696.33
J. Pieper	31-Oct	38.87	38.87
National Asset Recovery Service	31-Oct	9,653.56	9,653.56
Nextal Commincations	31-Oct	4,944.21	4,944.21
Pacific Gas & Electric Company	31-Oct	7,235.97	7,235.97
Risetime	31-Oct	35,352.94	35,352.94
S. Thirugnanasambandam	31-Oct	200.00	200.00
Silk Road	31-Oct	5,000.00	5,000.00
State of Utah	31-Oct	300.00	300.00
TechSmart	31-Oct	20,269.55	20,269.55

		115,802.13	115,802.13	0.00	0.00